                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ---------------

         Date of Report (Date of earliest event reported): May 29, 1998

                                Media Logic, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

    Massachusetts                1-9605                  04-2772354
    -------------                ------                  ----------
    (State or other              (Commission             (IRS Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)

                                310 South Street
                                ----------------
                              Plainville, MA 02762
                              --------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 695-2006

Exhibit Index on page 4.


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Item 5.  Other Events.
----------------------

         On May 29,1998, the Registrant publicly disseminated a press release announcing that the Registrant had completed a financing in which the Registrant raised gross proceeds of $1,850,000. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)      Exhibits.

               99.1 The Registrant's Press Release dated May 29, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MEDIA LOGIC, INC.
                                                    ------------------
                                                    (Registrant)

Date:  June 5, 1998                                 /s/ John T. Loughran
                                                    --------------------
                                                    John T. Loughran
                                                    Principal Accounting Officer


                                       3
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                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                              Sequential
Number                     Description                               Page Number
------                     -----------                               -----------

99.1                       The Registrant's Press Release                 5
                           dated May 29,1998


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